Filed under Rules 497(e) and 497(k)
Registration No. 033‑52742
SUNAMERICA SERIES TRUST
SA Wellington Strategic Multi-Asset Portfolio
(the “Portfolio”)
Supplement dated October 24, 2023, to the Portfolio’s
Summary Prospectus, Prospectus and Statement of Additional Information, each dated
May 1, 2023, as supplemented and amended to date
At a meeting held on October 12, 2023, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an advisory fee waiver agreement (the “Fee Waiver Agreement”) and an expense limitation agreement (the “Expense Limitation Agreement”), each between SunAmerica Asset Management, LLC (“SunAmerica”) and the Trust, on behalf of the Portfolio. Each of the Fee Waiver Agreement and the Expense Limitation Agreement will be effective on November 1, 2023.
Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.65% of the Portfolio’s average daily net assets on the first $200 million, 0.525% of the Portfolio’s average daily net assets on the next $300 million and 0.45% of the Portfolio’s average daily net assets over $500 million. The Fee Waiver Agreement will continue in effect through April 30, 2025. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.
Pursuant to the Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary so that the total annual portfolio operating expenses for the Portfolio do not exceed 0.81% of its average daily net assets for Class 1 shares and 1.06% of its average daily net assets for Class 3 shares. The Expense Limitation Agreement will continue in effect through April 30, 2025. In addition, the Expense Limitation Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SCSP-86704H-WSM1 (10/23)